UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  April 18, 2007

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50330	65-1172823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 South 2nd Street, P.O. Box 869, Emmaus, Pennsylvania	18049
(Address of principal executive offices)	(Zip Code)

(610) 965-5959
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

EAST PENN FINANCIAL CORPORATION

CURRENT REPORT ON FORM 8-K

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 18, 2007, East Penn Financial Corporation (“Corporation”) issued a press release discussing its 2007 first quarter financial results.  Attached hereto as Exhibit 99.1 is a copy of the Corporation’s press release dated April 18, 2007.

The information provided in this Current Report on Form 8-K, including the attached exhibit, is being provided pursuant to Item 2.02 of Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EAST PENN FINANCIAL CORPORATION
(Registrant)

Dated: April 18, 2007	/s/ Theresa M. Wasko
Theresa M. Wasko
Treasurer and Chief Financial Officer

EXHIBIT INDEX

		PAGE NO. IN
		MANUALLY
		SIGNED
EXHIBIT NO.		ORIGINAL

99.1	Press release, dated April 18, 2007, of East Penn Financial Corporation.	5